EXHIBIT 99.2

Solar Cell Power Performance Boosted 60-70% by Nanoparticles Used In Octillion’s ‘NanoPower Window’

New study in American Institute of Physics’ publication confirms that silicon nanoparticles used in Octillion’s NanoPower Window, when placed on a silicon solar cell, can boost power, reduce energy-wasting heat, and prolong life of conventional solar cells.

Vancouver, BC – August 20, 2007 – Octillion Corp. (Symbol: OCTL), today announces that a published research study has demonstrated, among other achievements, that the same silicon nanoparticles used in development of the Company’s first-of-its-kind transparent glass window capable of generating electricity, are able to drastically increase the power performance of conventional silicon solar cells.

In experiments where silicon nanoparticles were applied on top of solar cells, researchers observed large voltage enhancements with dramatic increases in power ranging from as much as 60-70% in the ultraviolet-blue (UV) range, and further reported a significant boost in power by as much as 10% in the visible light range – a major accomplishment.

“The exceptional power performance of these silicon nanoparticles is a substantial achievement, and is especially significant since our use of these same nanoparticles is key to the development of Octillion’s transparent glass windows capable of generating electricity, an innovation that I believe can potentially reduce the harmful environmental impact associated with traditional electrical power generation,” explained Mr. Harmel S. Rayat, President and CEO of Octillion Corp.

Mr. Rayat continues, “Of particular note, the nanoparticle layers used in these experiments not only increased power performance of the conventional solar cell, but importantly, these nanoparticles were able to successfully convert the same UV components that typically cause damage and create wasteful heat, into useful electrical energy. This process not only increases power, but it also serves to reduce UV damage to the solar cell, thus helping increase its lifespan.

“Above all, the nanoparticles in these studies were in the same size ranges used for our window technology, and were layered to create a transparent film, similar to the desired transparency we aim to achieve with Octillion’s NanoPower Windows.”

In key experiments, researchers integrated ultrathin films of silicon nanoparticles of 1nm and 3nm in diameter directly onto conventional polycrystalline solar cells (BP Solarex Si cells), forming a transparent layer of silicon nanoparticles; the same transparent nanoparticles used in Octillion’s window technology.

Researchers published their breakthrough findings in the August 6, 2007 edition of the American Institute of Physics’ highly respected and refereed, Applied Physics Letters, ranked in recent years as the world’s most highly cited journal in applied physics, and renowned as the premier source for publication of discoveries in physics phenomena for more than 40 years.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging solar energy and solar related technologies.

Among our current research and development activities is the development of a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the film acts as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

The process of producing silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

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